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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)     DECEMBER 30, 1996
                                                       -------------------------

                              CROWN NORTHCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                     0-22936                     22-3172740
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                     1251 DUBLIN ROAD, COLUMBUS, OHIO 43215
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code      (614) 488-1169
                                                   -----------------------------

                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective December 31, 1996, Crown NorthCorp, Inc. (the "Company") entered into a Stock Purchase Agreement with National City Corporation ("NCC") (the "Merchants Agreement") whereby Crown, through CNC/DUS Newco, Inc., a Delaware corporation and a wholly owned subsidiary of Crown ("Newco"), agreed to purchase from NCC all of the issued and outstanding stock of Merchants Mortgage Corporation, an Indiana corporation and a wholly owned subsidiary of NCC ("Merchants"). The Merchants Agreement was amended by an agreement dated January 9, 1997 (the "Merchants Amendment"). The Merchants Agreement and the Merchants Amendment are attached hereto as Exhibits 1 and 2 respectively and incorporated by reference herein.

         Effective May 22, 1996, the Company entered into a Stock Purchase Agreement with the stockholders of Reinlein/Lieser/McGee Holding Corporation, a Missouri corporation ("Holding") and R/L/M Employee Benefit Corporation, a Missouri corporation ("Benefit") (the "R/L/M Agreement") whereby Crown, through Newco, agreed to purchase all of the issued and outstanding stock of both Holding and Benefit. The stockholders of both Holding and Benefit were Karl H. Reinlein, George
         F. Lieser and John R. McGee, both individually and in his capacity as trustee (collectively, the "R/L/M Stockholders"). Holding and Benefit were the two general partners of Reinlein/Lieser/McGee, a Missouri general partnership ("R/L/M"). The R/L/M Agreement was amended by an agreement dated January 9, 1997 (the "R/L/M Amendment"). The R/L/M Agreement and the R/L/M Amendment are attached hereto as Exhibits 3 and 4 respectively and incorporated by reference herein.

         Merchants and R/L/M serviced multifamily mortgage loans primarily for the Delegated Underwriting and Servicing Program (the "DUS Program") administered by the Federal National Mortgage Association ("FNMA"). Merchants, Holding, Benefit and R/L/M are sometimes collectively referred to herein as the "Acquired Entities." The transaction contemplated by the Merchants Agreement, as amended, was consummated December 31, 1996. The transaction contemplated by the R/L/M Agreement, as amended, was consummated January 10, 1997. Following the Merchants and R/L/M transactions, Merchants, Holding, Benefit and Newco were merged with and into the Company.

         Pursuant to the Merchants Agreement, as amended, in exchange for all of the issued and outstanding stock of Merchants, NCC received from the Company (i) $11,048,898 in cash, (ii) 2,000 shares of the Company's Series B Preferred Stock (the "Series B Preferred") and (iii) 500 shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred"). As is further set forth in the Merchants Amendment, after accounting for the cash acquired from Merchants and cash collateralizing the Series B Preferred Stock, the Company received $1,298,652 in cash upon the consummation of the Merchants transaction. The principle followed in determining the amount of

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         consideration under the Merchants Agreement, as amended, was arm's length negotiation.

         As is further set forth in the terms for the Series B Preferred Stock (appearing on Exhibit A to the Merchants Agreement), the 2,000 shares of Series B Preferred Stock have a liquidation preference of $1,000 per share. Five hundred of these shares are to be redeemed on December 31, 1997, 600 shares on December 31, 1998 and 900 shares on December 31, 1998 provided that the Company shall not be required to redeem any shares of Series B Preferred Stock to the extent that, as a result of the redemption, the Company would fail to satisfy the net worth requirements FNMA has set for the Company in conjunction with the DUS Program. The Company has deposited $2,000,000 in a non-interest bearing account at National City Bank of Indiana to secure the Company's obligations to redeem the Series B Preferred Stock. Tucker Holding Company, Ltd. ("Tucker"), an Ohio limited liability company which holds approximately 48% of the common stock of the Company, has pledged stock of the Company owned by Tucker to further secure the redemption of the Series B Preferred Stock. No dividends are payable on the Series B Preferred Stock.

         As is further set forth in the terms for the Series C Preferred Stock (appearing on Exhibit B to the Merchants Agreement), the 500 shares of Series C Preferred Stock have a liquidation preference of $1,000 per share and carries a non-cumulative dividend of 8% of the liquidation preference per annum. Each share of the Series C Preferred Stock is convertible into 666.67 shares of the common stock of the Company at such time as the average price of the Company's common stock over a thirty-day period equals or exceeds $1.50 per share. If the holder does not so convert to the Company's common stock, the Company may redeem shares of the Series C Preferred Stock at a redemption price equal to the liquidation preference plus any unpaid dividends thereon. If not previously redeemed, one-half of the outstanding shares of the Series C Preferred Stock is redeemable on December 31, 2001; the remainder is redeemable on December 31, 2002.

         Pursuant to the R/L/M Agreement, as amended, in exchange for all of the issued and outstanding stock of both Holding and Benefit, the R/L/M Stockholders received from the Company $1,129,350 in cash. Two hundred thousand dollars of this consideration has been placed in escrow and is recoverable by the Company to the extent that, on or before December 31, 2000, the Company experiences losses in excess of $100,000 with respect to certain assets identified in the R/L/M Agreement. The principle followed in determining the amount of consideration under the R/L/M Agreement, as amended, was arm's length negotiation.

         The Company obtained the $1,881,286 of funds required to acquire the Acquired Entities through loans from The Fifth Third Bank of Columbus ("Fifth Third"). A $500,000 loan from Fifth Third is evidenced by a variable rate cognovit promissory note dated January 10, 1997, a copy of which is attached hereto and incorporated by reference herein as
         Exhibit 5. This loan bears interest at Fifth Third's prime
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         commercial rate, has a default rate of prime plus 500 basis points, matures February 1, 2002, requires monthly payments of interest only through February 1, 1998 and monthly payments of principal and interest for the remainder of the term and a balloon payment of $100,000 at the end of the term. Repayment of this note is secured by a cash security agreement, a copy of which is attached hereto and incorporated by reference herein as Exhibit 6. An additional $1,381,286 loan from Fifth Third is evidenced by a variable rate cognovit promissory note dated January 10, 1997, a copy of which is attached hereto and incorporated by reference herein as Exhibit 7. This loan bears interest at Fifth Third's prime commercial rate plus fifty basis points, has a default rate of prime plus 500 basis points, matures February 1, 2002, and requires equal monthly payments of principal and interest commencing March 1, 1997. Repayment of this note is secured by a non-cash collateral security agreement, a copy of which is attached hereto and incorporated by reference herein as Exhibit 8.

         On behalf of the Company, Fifth Third has also provided its letter of credit in the initial amount of $2,257,387 (the "Fifth Third LOC"). The Fifth Third LOC names FNMA as the beneficiary and collateralizes the Company's obligations to FNMA under the DUS Program. In conjunction with the Fifth Third LOC, the Company has executed and delivered to Fifth Third a variable rate cognovit promissory note (letter of credit demand note) dated January 10, 1997 in the amount of $2,257,387, a copy of which is attached hereto and incorporated by reference herein as
         Exhibit 9. Repayment of this note is secured by an LC Security Agreement, a copy of which is attached hereto and incorporated by reference herein as Exhibit 10.

ITEM 5.  OTHER EVENTS

         On December 30, 1996, the Company issued 576,924 shares of the common stock of the Company to Asdale Limited ("Asdale"). This issuance increased the number of outstanding shares of the Company's common stock to 8,776,723 shares. The Company received from Asdale in consideration for these shares the sum of $375,000, representing $0.65 per share, payable as follows: $236,393 to retire Asdale's loan ($225,000 in principal plus accrued interest) to the Company's European subsidiary and $138,607 in cash.

         In conjunction with the issuance discussed in the preceding paragraph, the Company has entered into a registration rights agreement with Asdale, a copy of which agreement appears on Exhibit 11 attached hereto and incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Prior to the merger, the financial statements of the Acquired Entities were not in the format required by Regulation S-B. The Company has determined that it is impracticable to provide with this Report the required financial statements of the
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         Acquired Entities prepared in accordance with Regulation S-B. The
         Company will file the required financial statements by amendment to this Report as soon as practicable but no later than March 25, 1997.

         (b)      Pro Forma Financial Information

                  The Company has determined that it is impracticable to provide the required pro forma financial statements with this Report. The Company will file such pro forma financial statements by amendment to this Report as soon as practicable but no later than March 25, 1997.

         (c)      Exhibits

         1. Stock Purchase Agreement dated December 31, 1996 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc. and National City Corporation.

         2. Amendment to Stock Purchase Agreement dated January 9, 1997 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc. and National City Corporation.

         3. Stock Purchase Agreement dated May 22, 1996 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc., Reinlein/Lieser/McGee Holding Corporation, R/L/M Employee Benefit Corporation, Karl
                  H. Reinlein, George F. Lieser and John R. McGee.

         4. Amendment to Stock Purchase Agreement dated January 9, 1997 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc., Reinlein/Lieser/McGee Holding Corporation, R/L/M Employee Benefit Corporation, Karl H. Reinlein, George F. Lieser and John R. McGee.

         5. Promissory note, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         6. Cash security agreement, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         7. Promissory note, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         8. Non-cash collateral security agreement, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         9. Letter of credit demand note, dated January 10, 1997, by Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.
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         10.      LC Security Agreement, dated January 10, 1997, by Crown
                  NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         11. Registration Rights Agreement, dated December 30, 1996, between Crown NorthCorp, Inc. and Asdale Limited.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CROWN NORTHCORP, INC.

                                             By: /s/ Stephen W. Brown
                                                -----------------------------
                                                 Stephen W. Brown
                                                 Secretary

                                             Date: January 24, 1997
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                                INDEX TO EXHIBITS

         1. Stock Purchase Agreement dated December 31, 1996 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc. and National City Corporation.

         2. Amendment to Stock Purchase Agreement dated January 9, 1997 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc. and National City Corporation.

         3. Stock Purchase Agreement dated May 22, 1996 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc., Reinlein/Lieser/McGee Holding Corporation, R/L/M Employee Benefit Corporation, Karl
                  H. Reinlein, George F. Lieser and John R. McGee.

         4. Amendment to Stock Purchase Agreement dated January 9, 1997 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc., Reinlein/Lieser/McGee Holding Corporation, R/L/M Employee Benefit Corporation, Karl H. Reinlein, George F. Lieser and John R. McGee.

         5. Promissory note, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         6. Cash security agreement, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         7. Promissory note, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         8. Non-cash collateral security agreement, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         9. Letter of credit demand note, dated January 10, 1997, by Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         10. LC Security Agreement, dated January 10, 1997, by Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

         11. Registration Rights Agreement, dated December 30, 1996, between Crown NorthCorp, Inc. and Asdale Limited.